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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 29, 2004

UNITED STATIONERS INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-10653 (Commission File Number)	36-3141189 (I.R.S. Employer Identification No.)
2200 East Golf Road Des Plaines, Illinois (Address of Principal Executive Offices)	60016-1267 (Zip Code)

Registrant's telephone number, including area code: (847) 699-5000

United Stationers Inc.

Item 7.    Financial Statements and Exhibits.

(c)
Exhibits

        The following exhibit is attached hereto—

Exhibit 99.1—	Press Release, dated January 29, 2004, announcing financial results for the fourth quarter of 2003 and the year ended December 31, 2003.

Item 12.    Results of Operations and Financial Condition.

        The following information, including Exhibit 99.1, shall not be deemed "filed" hereunder for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to in such a filing.

        On January 29, 2004, United Stationers Inc. (the "Company") issued a press release announcing its financial results for the fourth quarter of 2003 and the year ended December 31, 2003. A copy of the Company's press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITED STATIONERS INC. (Registrant)
Dated: January 29, 2004	By:	/s/ KATHLEEN S. DVORAK Kathleen S. Dvorak Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated January 29, 2004

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  Item 7. Financial Statements and Exhibits.
  Item 12. Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT INDEX